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Carolina Power & Light Company
BALANCE SHEETS                                                      December 31
(In thousands)                                                      -----------
                                                               1994            1993
                                                               ----            ----

                         ASSETS
Electric Utility Plant
  Electric utility plant in service......................$   9,190,874    $  8,789,518
  Accumulated depreciation...............................   (3,196,139)     (2,897,832)
                                                           ------------    ------------
         Electric utility plant in service, net..........    5,994,735       5,891,686
  Held for future use....................................       13,195          13,300
  Construction work in progress..........................      170,390         309,713
  Nuclear fuel, net of amortization......................      171,164         217,488
                                                           ------------    ------------
         Total Electric Utility Plant, Net...............    6,349,484       6,432,187
                                                           ------------    ------------

Current Assets
  Cash and cash equivalents..............................       80,239          23,607
  Accounts receivable....................................      302,218         321,309
  Fuel...................................................       96,136          62,029
  Materials and supplies.................................      122,720         111,052
  Prepayments............................................       52,988          46,869
  Other current assets...................................       24,129          18,591
                                                           ------------    ------------
         Total Current Assets............................      678,430         583,457
                                                           ------------    ------------

Deferred Debits and Other Assets
  Income taxes recoverable through future rates..........      384,375         385,515
  Abandonment costs......................................       71,079         125,361
  Harris Plant deferred costs............................      127,824         144,399
  Unamortized debt expense...............................       63,302          63,898
  Miscellaneous other property and investments...........      360,611         264,165
  Other assets and deferred debits.......................      176,058         185,209
                                                           ------------    ------------
         Total Deferred Debits and Other Assets..........    1,183,249       1,168,547
                                                           ------------    ------------
            Total Assets.................................$   8,211,163    $  8,184,191
                                                           ============    ============

             CAPITALIZATION AND LIABILITIES

Capitalization
  Common stock equity....................................$   2,586,179    $  2,632,116
  Preferred stock - redemption not required..............      143,801         143,801
  Long-term debt, net....................................    2,530,773       2,584,903
                                                           ------------    ------------
         Total Capitalization............................    5,260,753       5,360,820
                                                           ------------    ------------
Current Liabilities
  Current portion of long-term debt......................      275,050         162,630
  Notes payable (principally commercial paper)...........       68,100          76,000
  Accounts payable.......................................      285,610         293,093
  Interest accrued.......................................       54,569          54,770
  Dividends declared (Note 4)............................       70,658          74,111
  Deferred fuel credit (cost)............................       28,344          (9,827)
  Other current liabilities..............................       71,811          88,423
                                                           ------------    ------------
         Total Current Liabilities.......................      854,142         739,200
                                                           ------------    ------------
Deferred Credits and Other Liabilities
  Accumulated deferred income taxes......................    1,628,430       1,585,490
  Accumulated deferred investment tax credits............      252,051         263,588
  Other liabilities and deferred credits.................      215,787         235,093
                                                           ------------    ------------
         Total Deferred Credits and Other Liabilities....    2,096,268       2,084,171
                                                           ------------    ------------
Commitments and Contingencies (Note 6)

            Total Capitalization and Liabilities.........$   8,211,163    $  8,184,191
                                                           ============    ============
SCHEDULES OF COMMON STOCK EQUITY
(In thousands)
  Common stock (Note 5)..................................$   1,510,956    $  1,622,277
  Unearned ESOP common stock.............................     (204,947)       (220,725)
  Capital stock issuance expense.........................         (790)           (790)
  Retained earnings......................................    1,280,960       1,231,354
                                                           ------------    ------------
         Total Common Stock Equity.......................$   2,586,179    $  2,632,116
                                                           ============    ============

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See Supplemental Data and Notes to Financial Statements.

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